Exhibit 3.3

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

This is to certify that we, the undersigned, do hereby make and subscribe this certificate of incorporation, and do associate ourselves into a bank pursuant to “The Banking Act 1948,” being Chapter 67 of the Laws of 1948, as amended, and each of us does severally agree to take and to pay for the number of shares of the capital stock of the bank as hereinafter set forth after our respective names, together with our proportionate share of the surplus and reserve fund for organization expense and reserve for contingencies herein provided.

FIRST. The name by which the bank shall be known is First Morris Bank.

SECOND. The principal office of the bank is to be located at northeast corner Kahn Road and Madison Avenue in the Township of Morris, Morris County, New Jersey.

THIRD. The bank shall have power to transact the business of banking in all its branches and, to that end, shall have and may exercise all those powers authorized to be exercised by banks under the provisions of “The Banking Act of 1948” as presently enacted, and as from time to time amended, and all those powers which are presently, or in the future may be authorized by law to be exercised by banks, but this bank shall not have power to exercise any fiduciary power which may by law be exercised only by banks which are qualified to act as fiduciaries.

FOURTH. The amount of the capital stock of the bank is $500,000 divided into 50,000 shares of the par value of $10.00 each.

FIFTH. The amount of surplus with which the bank will commence business is $350,000.

SIXTH. The amount of the fund reserved for organization expense is $35,000, and the amount of the reserve for contingencies is $115,000.

SEVENTH. The names and residences of the incorporators, and the number of shares subscribed for by each, are as follows:

Name	Residence	No. of Shares
Mr. Robert B. Clark	8 Highview Terrace Madison, New Jersey	1,000

Mr. Robert R. Deskovick	Gaston Road Morristown, New Jersey	5,000

Mr. Seymour Epstein	278 Woodland Road Madison, New Jersey	1,000

Mr. William Fritze	24 Woodcrest Road Whippany, New Jersey	1,500

Mr. Robert L. Klein	9 Woodlawn Drive Morristown, New Jersey	1,000

Mr. Robert E. Mulcahy III	7 Deerfield Road Mendham, New Jersey	1,500

Mr. Sidney Schlosser	Normandy Boulevard, W. Morristown, New Jersey	1,000

Mr. Stirling Tomkins, Jr.	R.F.D. Mendham, New Jersey	5,000

Mr. R. Patterson Warlick	Route 24 Mendham, New Jersey	1,250

Mr. Stephen B. Wiley	Canfield Road Convent Station, New Jersey	3,500

Mr. Julius Druetzler	7 Greenwood Road Morris Plains, New Jersey	500

Mr. Joseph Salinari	34 Handzel Road Whippany, New Jersey	500

Mr. Marvin V. Roth	21 Reynolds Avenue Whippany, New Jersey	500

Mr. Donald G. Livingston	28 Harwich Road Morristown, New Jersey	500

Mr. Carl Kolodin	28 Crestwood Drive Maplewood, New Jersey	1,250

Mr. Gerald Goldman	98 Bailey Avenue Hillside, New Jersey	1,250

Mr. William H. Campbell III	334 Woodland Road Madison, New Jersey	500

Dr. Carmen Galdieri	Cromwell Drive Convent Station, New Jersey	500

Mr. Leonard Krugman	22 Washington Avenue Morristown, New Jersey	500

Mr. Salek E. Beim	Symor Drive Morris Township, New Jersey	500

Mr. Herbert M. Mandell	1353 Hewlett Lane Hewlett Harbor, L.I., New York	3,750

Mr. Robert B. Meyner	372 Lincoln Street Phillipsburg, New Jersey	1,500

Mr. Alfred Luciano	Center Grove Road Mt. Freedom, New Jersey	500

Mr. John R. Prideaux, Jr.	Zeek Road Morris Plains, New Jersey	500

Mr. Henry J. Brock	Corey Lane Mendham, New Jersey	1,000

Mr. Robert L. Herman	Gaston Road Morris Township, New Jersey	500

Mr. Anthony De Venezia	78 Spring Brook Road Morris Township, New Jersey	500

Mr. Arthur McGreevy	Littleton Road Morris Plains, New Jersey	500

Mr. George J. Mintz	33 Rolling Hill Drive Morristown, New Jersey	500

Mr. Nelson S. Butera	21 Mt. Kemble Avenue Morristown, New Jersey	500

Mr. Harry Domb	1 Braidburn Way Convent Station, New Jersey	500

Mr. Lex H. Depp	20 Grove Avenue Morris Plains, New Jersey	500

Mr. Edgar P. Eaton, Jr.	44 Hill Street Morristown, New Jersey	1,000

Mr. Harry W. Michas	2 Beech Terrace Whippany, New Jersey	1,000

Mr. Andrew L. Cobb, III	Spring Valley Road Morristown, New Jersey	1,000

Mr. Horace R. Zimmerman	Turtle Road Morris Township, New Jersey	1,000

Mr. Glenn A. Hastings	31 Chimney Ridge Drive Convent Station, New Jersey	500

Mr. Charles M. Egan, Jr.	15 Armstrong Road Morristown, New Jersey	500

Mr. Louis Winer	225 Pitney Place Convent Station, New Jersey	500

Mr. Francis Delmonico	Woodlawn Drive Morristown, New Jersey	500

Mr. Melvin J. Wyckoff, Jr.	33 Janeway Place Morris Plains, New Jersey	500

Mr. Ralph Porzio	123 Glover Street Boonton, New Jersey	500

Mr. Irving Schwartz	910 Fifth Avenue New York, New York	1,000

Mr. Henry C. Lam	18 Condict Place Morristown, New Jersey	500

Mr. Henry M. Hoyt	44 Colles Avenue Morristown, New Jersey	500

Mr. Aaron Dines	4 Log Road Morristown, New Jersey	1,000

Mr. Elmer H. Schmieder	4 Leo Place Whippany, New Jersey	500

Mr. Richard A. Herzberg	Roxiticus Road R.F.D. Far Hills, New Jersey	500

TOTAL:		50,000

EIGHTH. The number of directors of the bank shall be not less than 5 and not more than 25, as shall from time to time be fixed by the by-laws.

NINTH. The persons who will serve as directors until the first annual meeting of stockholders are:

Mr. Robert B. Clark

Mr. Robert R. Deskovick

Mr. Seymour Epstein

Mr. William Fritze

Mr. Robert L. Klein

Mr. Robert E. Mulcahy III

Mr. Sidney Schlosser

Mr. Stirling Tomkins, Jr.

Mr. Stephen B. Wiley,

Mr. R. Patterson Warlick

TENTH. The board of directors of the bank shall have power to make, alter and repeal by-laws, subject to alteration or repeal by the stockholders at any meeting. The power conferred by this paragraph Tenth shall be subject to such limitations as may from time to time be imposed by law.

ELEVENTH. The board of directors may, between annual meetings, increase the number of directors by not more than two, and may appoint persons to fill the vacancies so created, subject to the limitation, however, that there shall not at any time be more directors than authorized by Section 101 of The Banking Act of 1948.

TWELFTH. The board of directors shall have power to pay dividends from time to time in whole or in part in stock, without approval or ratification of the stockholders, in the manner provided by and subject to the limitations contained in Section 52 of The Banking Act of 1948, as amended, or as may be further amended.

THIRTEENTH. The board of directors shall have power to appoint an executive committee, from time to time, from among its members, in accordance with the statute in such case made and provided. Such committee shall have and may exercise such powers as are authorized by law, subject to the time and provisions of the by-laws of this bank.

FOURTEENTH. The bank shall have perpetual existence, subject to liquidation and dissolution as provided by law.

IN WITNESS WHEREOF, we have hereunto set our hands and seals the seventh day of December, 1967.

/s/ Robert B. Clark	/s/ William Fritze
Robert B. Clark	William Fritze

/s/ Robert R. Deskovick	/s/ Robert L. Klein
Robert R. Deskovick	Robert L. Klein

/s/ Seymour Epstein	/s/ Robert E. Mulcahy III
Seymour Epstein	Robert E. Mulcahy III

/s/ Joseph Salinari	/s/ Melvin J. Wyckoff, Jr.
Joseph Salinari	Melvin J. Wyckoff, Jr.

/s/ Sidney Schlosser	/s/ Anthony De Venezia
Sidney Schlosser	Anthony De Venezia

/s/ Stirling Tomkins, Jr.	/s/ George J. Mintz
Stirling Tomkins, Jr.	George J. Mintz

/s/ R. Patterson Warlick	/s/ Arthur McGreevey
R. Patterson Warlick	Arthur McGreevey

/s/ Stephen B. Wiley	/s/ Nelson S. Butera
Stephen B. Wiley	Nelson S. Butera

/s/ Julius Druetzler	/s/ Harry Domb
Julius Druetzler	Harry Domb

/s/ Marvin V. Roth	/s/ Lex H. Depp
Marvin V. Roth	Lex H. Depp

/s/ Donald G. Livingston	/s/ Edgar P. Eaton, Jr,
Donald G. Livingston	Edgar P. Eaton, Jr.

/s/ Carl Kolodin	/s/ Harry W. Michas
Carl Kolodin	Harry W. Michas

/s/ Gerald Goldman	/s/ Andrew L. Cobb, III
Gerald Goldman	Andrew L. Cobb, III

/s/ William H. Campbell, III	/s/ Horace R. Zimmerman
William H. Campbell, III	Horace R. Zimmerman

/s/ Carmen D. Galdieri	/s/ Glenn A. Hastings
Carmen D. Galdieri	Glenn A. Hastings

/s/ Leonard Krugman	/s/ Charles M. Egan, Jr.
Leonard Krugman	Charles M. Egan, Jr.

/s/ Salek E. Beim	/s/ Louis Winer
Salek E. Beim	Louis Winer

/s/ Herbert M. Mandell	/s/ Francis Delmonico
Herbert M. Mandell	Francis Delmonico

/s/ Robert B. Meyner	/s/ Ralph Porzio
Robert B. Meyner	Ralph Porzio

/s/ Alfred Luciano	/s/ Irving Schwartz
Alfred Luciano	Irving Schwartz

/s/ John R. Prideaux, Jr.	/s/ Henry C. Lam
John R. Prideaux, Jr.	Henry C. Lam

/s/ Henry J. Brock	/s/ Henry M. Hoyt
Henry J. Brock	Henry M. Hoyt

/s/ Robert L. Herman	/s/ Aaron Dines
Robert L. Herman	Aaron Dines

/s/ Elmer H. Schmieder	/s/ Richard A. Herzberg
Elmer H. Schmieder	Richard A. Herzberg

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 14th of December, 1967, before me, the subscriber, an attorney at law, personally appeared ROBERT L. KLEIN, WILLIAM FRITZE, SEYMOUR EPSTEIN, STIRLING TOMKINS, JR., R. PATTERSON WARLICK, STEPHEN B. WILEY, ROBERT E. MULCAHY, III, and SIDNEY SCHLOSSER

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Donald M. Malehorn
Donald M. Malehorn
An Attorney-at-Law of New Jersey

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 15th of December, 1967, before me, the subscriber, an attorney at law, personally appeared ROBERT B. MEYNER, HARRY W. MICHAS, ARTHUR McGREEVY, RICHARD A. HERZBERG, HENRY M. HOYT, ROBERT R. DESKOVICK,

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to the contents thereof, they did acknowledge that they signed, sealed and, delivered the same as their voluntary act and deed for the purposes and uses therein expressed.

/s/ Donald M. Malehorn
Donald M. Malehorn
An Attorney-at-Law of New Jersey

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 15th of December, 1967, before me, the subscriber, a notary public, personally appeared

HORACE R. ZIMMERMAN

who, I am satisfied, is the person named in and who executed the foregoing certificate, and I having made known to him the contents thereof, he did acknowledge that he signed, sealed and delivered the same as his voluntary act and deed, for the purposes and uses therein expressed.

/s/ Palma C. Antonaccio
Palma C. Antonaccio
A Notary Public of New Jersey
My commission expires Nov. 1, 1971

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 20th of December, 1967, before me, the subscriber a notary public, personally appeared GEORGE J. MINTZ, MELVIN J. WYCKOFF, JR., CHARLES M. EGAN, JR., CARL KOLODIN, GERALD GOLDMAN, JOSEPH SALINARI, FRANCIS DELMONICO, SALEK E. BEIM

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Palma C. Antonaccio
Palma C. Antonaccio
A Notary Public of New Jersey
My commission expires Nov. 1, 1971

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 18th of December, 1967, before me, the subscriber, attorney-at-law, personally appeared

MARVIN V. ROTH, LOUIS WINER

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Donald M. Malehorn
Donald M. Malehorn
An Attorney-at-Law of New Jersey

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 18th of December, 1967, before me, the subscriber, a notary public, personally appeared ALFRED LUCIANO, JOHN R. PRIDEAUX, JR., HENRY J. BROCK, ANTHONY DE VENEZIA, LEONARD KRUGMAN, ROBERT B. CLARK, ROBERT L. HERMAN, HARRY DOMB

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Palma C. Antonaccio
Palma C. Antonaccio
A Notary Public of New Jersey
My commission expires Nov. 1, 1971

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 19th of December, 1967, before me, the subscriber, an attorney-at-law, personally appeared

CARMEN D. GALDIERI

who, I am satisfied, (is) the person named in and who executed the foregoing certificate, and I having made known to him the contents thereof, he did acknowledge that he signed, sealed and delivered the same as his voluntary act and deed, for the purposes and uses therein expressed.

/s/ Donald M. Malehorn
Donald M. Malehorn
An Attorney-at-Law of New Jersey

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED that on this 20th of December, 1967, before me, the subscriber, an Attorney-at-Law, personally appeared ELMER H. SCHMIEDER, DONALD G. LIVINGSTON, EDGAR P. EATON, JR., ANDREW L. COBB, III,

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Donald M. Malehorn
Donald M. Malehorn
An Attorney-at-Law of New Jersey

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

BE IT REMEMBERED, that on this 21st of December, 1967, before me, the subscriber, a notary public, personally appeared

Irving L. Schwartz

who, I am satisfied, (is) the person named in and who executed the foregoing certificate, and I having made known to him the contents thereof, he did acknowledge that he signed, sealed and delivered the same as his voluntary act and deed, for the purposes and uses therein expressed.

/s/ Berdie Pisetsky
BERDIE PISETSKY
Notary Public, State of New York
Commission Expires March 30, 1968

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

BE IT REMEMBERED, that on this 21st of December, 1967, before me, the subscriber, a notary public, personally appeared

Herbert M. Mandell

who, I am satisfied, (is) the person named in and who executed the foregoing certificate, and I having made known to him the contents thereof, he did acknowledge that he signed, sealed and delivered the same as his voluntary act and deed, for the purposes and uses therein expressed.

/s/ Berdie Pisetsky
BERDIE PISETSKY
Notary Public, State of New York
Commission Expires March 30, 1968

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 19th of December, 1967, before me, the subscriber, a notary public, personally appeared NELSON S. BUTERA, JULIUS DRUETZLER, GLENN A. HASTINGS, LEX H. DEPP, HENRY C. LAM, RALPH PORZIO, WILLIAM H. CAMPBELL, III, AARON DINES,

who, I am satisfied, (are) the person(s) named in and who executed the foregoing certificate, and I having made known to them the contents thereof, they did acknowledge that they signed, sealed and delivered the same as their voluntary act and deed, for the purposes and uses therein expressed.

/s/ Palma C. Antonaccio
Palma C. Antonaccio
A Notary Public of New Jersey
My commission expires Nov. 1, 1971

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF ________	)

BE IT REMEMBERED, that on this ____ of ________, 1967, before me, the subscriber a ____________, personally appeared the subscriber, _______________, personally appeared ______________________________________________________________,

who, I am satisfied, (is) (are) the person(s) named in and who executed the foregoing certificate, and I having made known to _____ the contents thereof, ____ did acknowledge that signed, sealed and delivered the same as _____ voluntary act and deed, for the purposes and uses therein expressed.

[LOGO]

STATE OF NEW JERSEY

DEPARTMENT OF BANKING AND INSURANCE

TRENTON 08625

HORACE J. BRYANT, JR.

COMMISSIONER

April 14, 1969

I hereby approve the form of the foregoing certificate of incorporation of FIRST MORRIS BANK, of the Township of Morris, County of Morris, and State of New Jersey, and it appearing to me that the establishment of such bank will be of public service, I hereby annex thereto my approval thereof, pursuant to subsection A of section 12 of The Banking Act of 1948, as amended, and cause it to be filed in the Department.

(SEAL)

/s/ Horace J. Bryant Jr.
Commissioner of Banking and Insurance of New Jersey

STATE OF NEW JERSEY

[LOGO]

DEPARTMENT OF BANKING AND INSURANCE

WHEREAS, approval has heretofore been given to the application of the FIRST MORRIS BANK for a charter to establish a bank to be located at the northeast corner of Kahn Road and Madison Avenue, in the Township of Morris, County of Morris, and State of New Jersey; and

WHEREAS, the Certificate of Incorporation has heretofore been filed in the Department of Banking and Insurance, together with Certificate of said approval endorsed thereon; and

WHEREAS, it has been satisfactorily proven by the affidavit of two of its officers, and verified by affidavit to a representative of this Department, that said bank has complied with the requirements of section 14A of Chapter 67, P. L. 1948 (The Banking Act of 1948); and

WHEREAS, the Federal Deposit Insurance Corporation has indicated in writing that said bank has been approved for deposit insurance;

NOW, THEREFORE, I, Horace J. Bryant, Jr., Commissioner of Banking and Insurance, pursuant to the authority vested in me by the said section 14A of The Banking Act of 1948, DO HEREBY CERTIFY that the FIRST MORRIS BANK has complied with the provisions of said Act and is authorized to begin the transaction of the business specified in the Certificate of Incorporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this Fourth day of June, 1969.

(SEAL)	/s/ Horace J. Bryant Jr.
Commissioner of Banking and Insurance of New Jersey

STATE OF NEW JERSEY DEPARTMENT OF BANKING
IN THE MATTER	:
OF
FIRST MORRIS BANK	:	CERTIFICATE OF AMENDMENT OF CERTIFICATE
	:	OF INCORPORATION
:

It is hereby certified that the following amendment of the Certificate of Incorporation of First Morris Bank was made and duly authorized and approved by the holders of more than two-thirds of the capital stock of First Morris Bank entitled to vote at the annual meeting of the stockholders of First Morris Bank held on February 18, 1971, in the manner required by N.J.S.A. 17:9A-116 to 17:9A-123, inclusive:

“RESOLVED, by the stockholders of FIRST MORRIS BANK that the Certificate of Incorporation of FIRST MORRIS BANK be amended to increase the capital stock of FIRST MORRIS BANK from 50,000 shares of par value of $10 each to 52,500 shares of par value of $10 each; said 2,500 additional shares not to become issued and fully paid shares or part of the capital stock of this bank except as issued and paid for in cash, pursuant to the Stock Option Plan for Key Management Officers of FIRST MORRIS BANK approved by the stockholders at this annual meeting.”

DATED: February 23, 1971	FIRST MORRIS BANK

	By	/s/ Larry E. Reed
LARRY E. REED, President

	By	/s/ John F. Nicholson
JOHN F. NICHOLSON Vice President and Treasurer

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

BE IT REMEMBERED, that on this 23rd day of February, 1971, before me, the subscriber, an attorney at law of New Jersey, personally appeared LARRY E. REED, President, FIRST MORRIS BANK, and JOHN F. NICHOLSON, Vice-President and Treasurer, FIRST MORRIS BANK, who, I am satisfied, are the persons named in and who executed the within Instrument, and thereupon they acknowledged that they signed, sealed and delivered the same as the act and deed of FIRST MORRIS BANK, for the uses and purposes therein expressed.

/s/ Donald M. Malehorn
DONALD M. MALEHORN, An Attorney at Law of New Jersey

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

First Morris Bank, Morris Township, N.J.

At a meeting of the stockholders of First Morris Bank held on the 8th day of December, 1971, 21 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the capital stock of the bank be increased from $506,000.00 consisting of 50,600 shares of $10.00 par value, to $1,012,000.00 consisting of 101,200 shares of $10.00 par value. (Exclusive of 1900 shares of Capital Stock authorized pursuant to Stock Option Plan for Key Management Officers of First Morris Bank, but not yet issued.)

RESOLVED SECOND, That to provide for the above increase in capital stock the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $1,031,000, divided into 103,100 shares of a par value of $10.00 each.” (Inclusive of 1900 shares of the Par Value of $10.00 each authorized pursuant to Stock Option Plan for Key Management Officers, adopted January 28, 1971, but not yet issued)

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 8th day of December, 1971, pursuant to a resolution passed by the Board of Directors on the 11th day of November, 1971, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 21 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 39,375 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	50,600
Total number of shares of capital stock represented at the meeting	39,375
Total number of shares of capital stock voted in favor of the resolutions and amendment	39,375
Total number of shares of capital stock voted against the resolutions and amendment	NONE

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 6th day of January, 1972.

/s/ Larry E. Reed
President (or Vice-President)

(SEAL OF BANK)	/s/ Stirling Tomkins, Jr.
Secretary

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF	)

On this 6th day of January, 1972, before me, Palma C. Antoaccio, personally appeared Larry E. Reed and Stirling Tomkins, Jr., who, I am satisfied, are the President and Secretary of First Morris Bank, the persons who executed the foregoing Certificate of Amendment as such officers of the said Corporation and I having first made known to said Larry E. Reed and Stirling Tomkins, Jr., the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said Corporation, made by virtue of authority of its Board of Directors.

/s/ Palma C. Antonaccio
(Signature and Title) Notary Public of New Jersey Palma C. Antonaccio My Commission Expires December 2, 1976

(SEAL)

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

First Morris Bank

At a meeting of the stockholders of First Morris Bank held on the 1st day of November 1972, 19 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be increased from $1,031,000.00 consisting of 103,100 shares of $10.00 par value, to $1,140,000.00 consisting of 114,000 shares of $10.00 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $1,140,000.00 divided into 114,000 shares of par value of $10.00 each.” The amount of issued capital stock of said banking corporation shall be $1,012,000.00, divided into 101,200 shares of par value of $10.00. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 1st day of November 1972, pursuant to a resolution passed by the Board of Directors on the 12th day of October, 1972, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 19 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 78,767 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	101,200
Total number of shares of issued capital stock represented at the meeting	78,767
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	78,767
Total number of shares of issued capital stock voted against the resolutions and amendment	NONE

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 25th day of January, 1983.

/s/ John F. Nicholson
John F. Nicholson, President

(SEAL OF BANK)	/s/ Stirling Tomkins, Jr.
Stirling Tomkins, Jr., Secretary

Reported to Banking Department 2/12/73

Revised

(110)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 11th day of January, 1973, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is February 3, 1973;

2.	The amount of the dividend is 5%, represented by 5,060 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	119,060
Total number of shares outstanding	116,366
Total number of shares authorized but unissued in stock option plan	1,900
Total amount of Capital Stock	$1,163,660.00
Total amount of Surplus	$1,371,802.00

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 25th day of January, 1983.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 25th day of January, 1983, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the President and Secretary, respectively, of the First Morris Bank, of Morris Township, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation and I having first made known to said John F. Nicholson, president, and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Deborah L. Stabile
(A Notary Public of New Jersey) DEBORAH L. STABILE NOTARY PUBLIC OF NEW JERSEY My Commission Expires April 17, 1984

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

At a meeting of the stockholders of FIRST MORRIS BANK held on the 15th day of February, 1973, 15 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be increased from $1,190,600.00 consisting of 119,060 shares of $10.00 par value, to $1,210,600.00 consisting of 121,060 shares of $10.00 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $1,210,600.00, divided into 121,060 shares of par value of $10.00 each.” The amount of issued capital stock of said banking corporation shall be $1,163,660.00, divided into 116,366 shares of par value of $10.00. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 15th day of February 1973, pursuant to a resolution passed by the Board of Directors on the 11th day of January, 1973, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 15 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 84,473 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	116,366
Total number of shares of issued capital stock represented at the meeting	84,473
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	84,473
Total number of shares of issued capital stock voted against the resolutions and amendment	NONE

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 25th day of January, 1983.

/s/ John F. Nicholson, President
John F. Nicholson, President

(SEAL OF BANK)	/s/ Stirling Tomkins, Jr.
Stirling Tomkins, Jr., Secretary

(110)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 17th day of January, 1974, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is February 1, 1974;

2.	The amount of the dividend is 6%, represented by 6,982 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	128,042
Total number of shares outstanding	123,348
Total number of shares authorized but unissued in stock option plan	3,900
Total amount of Capital Stock	$1,233,480.00
Total amount of Surplus	$1,371,802.00

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 25th day of January, 1983.

(BANK SEAL)	/s/ John F. Nicholson
(President)
John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary)
Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 25th day of January, 1983, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the President and Secretary, respectively, of the First Morris Bank, of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation and I having first made known to said John F. Nicholson, president, and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Deborah L. Stabile
(A Notary Public of New Jersey)
DEBORAH L. STABILE NOTARY PUBLIC OF NEW JERSEY My Commission Expires April 17, 1984

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

At a meeting of the stockholders of First Morris Bank held on the 19th day of February, 1981, 20 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be decreased* from $1,280,420.00 consisting of 128,042 shares of $10.00 par value, to $1,241,420.00 consisting of 124,142 shares of $10.00 par value.

RESOLVED SECOND, That to provide for the above decrease in capital stock the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $1,241,420.00, divided into 124,142 shares of par value of $10.00 each.” The amount of issued capital stock of said banking corporation shall be $1,233,480.00, divided into 123,348 shares of par value of $10.00. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 19th day of February 1981, pursuant to a

*	Rescind the First Morris Bank Stock Option Plans I an II attached.

resolution passed by the Board of Directors on the 15th day of January, 1981, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 20 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 100,029 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	123,348
Total number of shares of issued capital stock represented at the meeting	100,029
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	100,029
Total number of shares of issued capital stock voted against the resolutions and amendment	NONE

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 25th day of January, 1983.

/s/ John F. Nicholson, President
John F. Nicholson, President

/s/ Stirling Tomkins, Jr.
(SEAL OF BANK)	Stirling Tomkins Jr., Secretary

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 20th day of January, 1983, a stock dividend has been declared:

	1.	The date upon which the dividend declared is to be paid is January 25, 1983;

*	2.	The amount of the dividend is 8%, represented by 9,694 shares of $10.00 par value per share;

	3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	133,836
Total number of shares outstanding	133,042
Total number of shares authorized but unissued in stock option plan	None
Total amount of Capital Stock	$1,330,420.00
Total amount of Surplus	$1,210,092.00

*	Fractional Shares Paid in cash

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 24th day of January, 1983.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 24th day of January, 1983, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank, of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president, and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Deborah L. Stabile
(A Notary Public of New Jersey)
DEBORAH L. STABILE NOTARY PUBLIC OF NEW JERSEY My Commission Expires April 17, 1984

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 16th day of February, 1984, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 7, 1984;

2.	The amount of the dividend is 10%, represented by 13,121 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	146,957
Total number of shares outstanding	146,163
Total number of shares authorized but unissued in stock option plan	None
Total amount of Capital Stock	$1,461,630
Total amount of Surplus	$1,210,092

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 12th day of March, 1984.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 12th day of March, 1984, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank, of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president, and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Deborah L. Stabile
(A Notary Public of New Jersey)
DEBORAH L. STABILE NOTARY PUBLIC OF NEW JERSEY My Commission Expires April 17, 1984

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

At a meeting of the stockholders of First Morris Bank held on the 15th day of March 1984, 22 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be increased from $1,469,570.00 consisting of 146,957 shares of $10.00 par value, to $1,519,570.00 consisting of 151,957 shares of $10.00 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $1,519,570.00, divided into 151,957 shares of par value of $10.00 each.” The amount of issued capital stock of said banking corporation shall be $1,461,630.00, divided into 146,163 shares of par value of $10.00. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing. resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 15th day of March 1984, pursuant to a resolution passed by the Board of Directors on the 16th day of February, 1984, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving twenty-two days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 109,123 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	146,163	*
Total number of shares of issued capital stock represented at the meeting	109,123
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	109,123
Total number of shares of issued capital stock voted against the resolutions and amendment	NONE

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 9th day of April, 1984.

As of February 16, 1984, when the Annual Stockholders meeting was scheduled by the directors:

133,042	*	shares were outstanding
13,121		shares issued March 7, 1984 by a stock Dividend (Holders of record Feb. 15, 1984)

146,163

/s/ John F. Nicholson
President (or Vice President)

/s/ Stirling Tomkins, Jr.
(SEAL OF BANK)	Secretary

(110)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the twenty-first day of February, 1985, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 4, 1985;

2.	The amount of the dividend is 10%, represented by 14,504 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	166,461
Total number of shares outstanding	160,667
Total number of shares authorized but unissued in stock option plan	None
Total amount of Capital Stock	$1,606,670
Total amount of Surplus	1,210,092

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this fifth day of March, 1985.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this fifth day of March, 1985, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary net and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Elana Tucker
Elana Tucker (A Notary Public of New Jersey) My Commission Expires December 14, 1988

(110)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the twentieth day of February, 1986, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 5, 1986;

2.	The amount of the dividend is 15%, represented by 24,606 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	191,067
Total number of shares outstanding	189,563
Total number of shares authorized but unissued in stock option plan	None
Total amount of Capital Stock	$1,895,630.00
Total amount of Surplus	1,304,939.00

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this thirteenth day of March, 1986.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this Fourteenth day of March, 1986, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

(A Notary Public of New Jersey)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

At a meeting of the stockholders of First Morris Bank held on the 20th day of March, 1986, Twenty-Two days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the authorized capital stock of the bank be increased from $1,910,670.00 consisting of 191,067 shares of $10.00 par value, to $1,960,970.00 consisting of 196,067 shares of $10.00 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock, the Certificate of Incorporation be amended to read as follows:

“‘FOURTH: The amount of the capital stock of said banking corporation shall be $1,960,070.00, divided into 196,097 shares of par value of $10.00 each. The amount of issued capital stock of said banking corporation shall be $1,897,550.00, divided into 189,755 shares of par value of $10.00. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 20th day of March, 1986, pursuant to a resolution passed by the Board of Directors on the 20th day of February, 1986, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving Twenty-Two days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 141,127 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	164,957
Total number of shares of issued capital stock represented at the meeting	141,127
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	141,127
Total number of shares of issued capital stock voted against the resolutions and amendment	none

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 4th day of February, 1987.

/s/ John F. Nicholson
President (or Vice President)

/s/ Stirling Tomkins, Jr.
(SEAL OF BANK)	Secretary

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 19th day of February, 1987, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 2, 1987;

2.	The amount of the dividend is 15%, represented by 28,514 shares of $10.00 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	224,581
Total number of shares outstanding	219,718
Total number of shares authorized but unissued in stock option plan	NONE
Total amount of Capital Stock	$2,197,180.00
Total amount of Surplus	$1,354,169.00

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 5th day of March, 1987.

(BANK SEAL)	/s/ John F. Nicholson
(President) John F. Nicholson

/s/ Stirling Tomkins, Jr.
(Secretary) Stirling Tomkins, Jr.

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 5th day of March, 1987, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank of Morristown, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Barbara A. Schumacher
(A Notary Public of New Jersey)

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

AT A MEETING OF THE STOCKHOLDERS OF FIRST MORRIS BANK HELD ON THE 19TH DAY OF MARCH, 1987, 20 DAYS’ WRITTEN NOTICE OF THE PROPOSED BUSINESS HAVING BEEN GIVEN BY MAIL, PURSUANT TO RESOLUTION OF THE BOARD OF DIRECTORS, IT WAS

RESOLVED FIRST, THAT THE BOARD OF DIRECTORS MAY CAUSE THE BANK TO INDEMNIFY ITS DIRECTORS, MANAGERS, OFFICERS AND EMPLOYEES IN ANY FORM OR MANNER NOT INCONSISTENT WITH LAW. A DIRECTOR SHALL NOT BE PERSONALLY LIABLE TO THE BANK (OR ITS SHAREHOLDERS FOR DAMAGES FOR BREACH OF ANY DUTY OWED TO THE BANK OR ITS SHAREHOLDERS, EXCEPT THAT SUCH PROVISION SHALL NOT RELIEVE A DIRECTOR FROM LIABILITY FOR ANY BREACH OF DUTY BASED UPON AN ACT OR OMISSION (A) IN BREACH OF SUCH PERSON’S DUTY OF LOYALTY TO THE BANK OR ITS SHAREHOLDERS, (B) NOT IN GOOD FAITH OR INVOLVING A KNOWING VIOLATION OF LAW OR (C) RESULTING IN RECEIPT BY SUCH PERSON OF AN IMPROPER PERSONAL BENEFIT.

THE FOREGOING RESOLUTION WAS ADOPTED BY THE HOLDERS OF MORE THAN TWO-THIRDS OF THE CAPITAL STOCK OF THE BANK ENTITLED TO VOTE ON THE 19TH DAY OF MARCH, 1987, PURSUANT TO A RESOLUTION PASSED BY THE BOARD OF DIRECTORS ON THE 19TH DAY OF FEBRUARY 1987, DEEMING IT ADVISABLE TO ADOPT THE AMENDMENT SET FORTH IN THE SAID RESOLUTION AND CALLING A MEETING OF STOCKHOLDERS THEREOF BY GIVING 20 DAYS’ WRITTEN NOTICE OF THE SAME BY MAIL IN PURSUANCE OF THE LAWS OF THE STATE OF NEW JERSEY IN SUCH CASE MADE AND PROVIDED. AT SAID MEETING, THE HOLDERS OF 158,968 SHARES OF CAPITAL STOCK OF THE BANK, ALL BEING ENTITLED TO VOTE, VOTED IN FAVOR OF THE FOREGOING PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE BANK.

THE FOLLOWING IS A STATEMENT OF THE VOTE OF THE STOCKHOLDERS ON THE FOREGOING RESOLUTIONS AND ALSO A SUMMARY OF THE TOTAL NUMBER OF SHARES VOTED IN FAVOR THEREOF AND THE TOTAL NUMBER OF SHARES VOTED AGAINST THE SAME, WITH A STATEMENT OF THE TOTAL NUMBER OF SHARES REPRESENTED AT THE MEETING AND THE TOTAL NUMBER OF SHARES ISSUED AND OUTSTANDING:

TOTAL NUMBER OF SHARES OF ISSUED CAPITAL STOCK OUTSTANDING	189,755
TOTAL NUMBER OF SHARES OF ISSUED CAPITAL STOCK REPRESENTED AT THE MEETING	159,064
TOTAL NUMBER OF SHARES OF ISSUED CAPITAL STOCK VOTED IN FAVOR OF THE RESOLUTIONS AND AMENDMENT	158,968
TOTAL NUMBER OF SHARES OF ISSUED CAPITAL STOCK VOTED AGAINST THE RESOLUTIONS AND AMENDMENT	96

IT IS HEREBY CERTIFIED THAT THIS IS A TRUE AND CORRECT REPORT OF THE VOTE AND OF THE RESOLUTIONS ADOPTED AT THE MEETING OF THE STOCKHOLDERS OF THIS BANK HELD ON THE DATE MENTIONED AND THAT A COMPLETE LIST OF THE STOCKHOLDERS VOTING THEREFORE AND THE NUMBER OF SHARES VOTED BY EACH IS ON FILE IN THE BANK.

WE FURTHER CERTIFY THAT THE SAID AMENDMENT TO THE CERTIFICATE OF INCORPORATION WAS MADE IN THE MANNER REQUIRED BY ARTICLE 19 OF CHAPTER 67, LAWS OF 1948, AS AMENDED.

IN WITNESS WHEREOF, THE PRESIDENT AND SECRETARY HAVE HEREUNTO SET THEIR HANDS AND THE CORPORATE SEAL OF SAID BANK THIS 4TH DAY OF MAY, 1987.

PRESIDENT:	/s/ John F. Nicholson
JOHN F. NICHOLSON

SECRETARY:	/s/ Stirling Tomkins, Jr.
STERLING TOMKINS, JR.

BANK SEAL

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

At a meeting of the stockholders of First Morris Bank held on the 17th day of March 1988, 15 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be Decreased from from $2,212,040.00 consisting of 221,204 shares of $10.00 par value, to $2,209,827.96 consisting of 663, 612 shares of $3.33 par value.

RESOLVED SECOND, That to provide for the above decrease in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of authorized capital stock of said banking corporation shall be $2,221,073.37, divided into 666,989 shares of par value of $3.33 each. The amount of issued capital stock of said banking corporation shall be $2,209,827.96, divided into 663,612 shares of par value of $3.33. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 17th day of March, 1988, pursuant to a resolution passed by the Board of Directors on the 18th day of February, 1988, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 15 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting the holders of 186,861 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	221,204
Total number of shares of issued capital stock represented at the meeting	186,876
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	186,861
Total number of shares of issued capital stock voted against the resolutions and amendment	15

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 29th day of April, 1988.

/s/ John F. Nicholson
President, John F. Nicholson

/s/ Dennis McNamara
(SEAL OF BANK)	Assistant Secretary, Dennis McNamara

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 21st day of February, 1989, a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 6, 1989;

2.	The amount of the dividend is 10%, represented by 66,554 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the capital accounts of the bank reflect the following:

Total number of shares authorized	733,543
Total number of shares outstanding	733,340
Total number of shares authorized but unissued in stock option plan	NONE
Total amount of Capital Stock	$2,442,022.20
Total amount of Surplus	$1,472,479.58

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the bank pursuant to section 52 of The Banking Act of 1948, as amended, this 8th day of March, 1989.

(BANK SEAL)	/s/ John F. Nicholson
John F. Nicholson (President)

/s/ Stirling Tomkins, Jr.
Stirling Tomkins, Jr. (Secretary)

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 8th day of March, 1989, before me, a Notary Public of New Jersey, personally appeared John F. Nicholson and Stirling Tomkins, Jr., who, I am satisfied, are the president and secretary, respectively, of the First Morris Bank of Morristownship, New Jersey, the persons who executed the foregoing certificate as such officers of the said corporation, and, I having first made known to said John F. Nicholson, president, and Stirling Tomkins, Jr., secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the same as the free and voluntary act and deed of the said corporation, made by virtue of authority of its board of directors.

/s/ Cheryl Salerno
(A Notary Public of New Jersey) Cheryl Salerno My Commission Expires December 12, 1992

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

At a meeting of the stockholders of First Morris Bank held on the 16th day of March 1989, 20 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the (authorized) (issued) capital stock of the bank be increased from $2,442,698.19 consisting of 733,543 shares of $3.33 par value, to $2,475,998.19 consisting of 743,543 shares of $3.33 par value.

RESOLVED SECOND, That to provide for the above decrease in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of the capital stock of said banking corporation shall be $2,475,998.19, divided into 743,543 shares of par value of $3.33 each. The amount of issued capital stock of said banking corporation shall be $2,442,022.20, divided into 733,340 shares of par value of $3.33. Authorized but unissued stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the bank entitled to vote on the 16th day of March, 1989, pursuant to a resolution passed by the Board of Directors on the 21st day of February, 1989, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 20 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 575,818 shares of capital stock of the bank, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the bank.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	666,786
Total number of shares of issued capital stock represented at the meeting	576,094
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	575,818
Total number of shares of issued capital stock voted against the resolutions and amendment	276

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this bank held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the bank.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said bank this 22nd day of March, 1989.

/s/ John F. Nicholson
President

/s/ Stirling Tomkins, Jr.
(SEAL OF BANK)	Secretary

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 20th day of February, 1992, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 11, 1992;

2.	The amount of the dividend is $246,396.69, represented by 73,993 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $2,714,799, and the amount of surplus of the institution is $3,794,788.

IN WITNESS WHEREOF, the institution has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 20th day of February, 1992.

/s/ T. Talcott Jr.
(President)

(SEAL OF INSTITUTION)	/s/ Karen McMillen
Assistant (Secretary)

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 20th day of February, 1992, before me personally appeared Thayer Talcott, Jr. and Karen McMillen, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of paid corporation, made by virtue of authority or its board of directors.

/s/ John G. Hariton
(A Notary Public of New Jersey) JOHN G. HARITON NOTARY PUBLIC OF NEW JERSEY My Commission Expires September 10, 1992

The capital stock position of the institution as a result of this transaction is as follows:

Recapitulation of Common Stock

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
Total number of shares outstanding:	741,262	73,993	815,255
Total authorized and unissued stock held for stock option plans:	0	0	0
Total number of shares authorized but unissued for conversion for Preferred Stock:	0	0	0
Total number of shares authorized but unissued under N.J.S.A. 17:9A-6.1 or 8.5:	2,281	0	2,281
Total other authorized and unissued stock:	0	0	0
Total number of shares authorized:	743,543	73,993	817,536
Total dollar amount of Common Capital stock outstanding:	$2,468,402.46	$246,396.69	$2,714,799.15
Total dollar amount of Surplus:	$2,857,287.54	$937,491.31	$3,794,778.85

Recapitulation of Preferred Stock

Total number of shares of Preferred stock issued:		N/A		N/A		N/A
Total number of shares of Preferred stock unissued:		___________		___________		___________
Total number of shares of Preferred stock authorized:		___________		___________		___________
Total dollar amount of Preferred Capital stock outstanding:	$	___________	$	___________	$	___________

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

First Morris Bank

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the board of directors adopted at a meeting held on the 17th day of February, 1994, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 14, 1994;

2.	The amount of the dividend is $568,330, represented by 40,595 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $2,849,980.50, and the amount of surplus of the institution is $4,227,927.50.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended this 24th day of February, 1994.

/s/ Ralph J. Riccioni
Executive Vice President Ralph J. Riccioni

(SEAL OF INSTITUTION)	/s/ Karen McMillen
Assistant (Secretary) Karen McMillen

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 24th day of February, 1994, before me personally appeared Ralph J. Riccioni and Karen McMillen, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Michelle K. Weig
(A Notary Public of New Jersey) MICHELLE K. WEIG NOTARY PUBLIC OF NEW JERSEY My Commission Expires December 9, 1997

The capital stock position of the institution as a result of this transaction is as follows:

Recapitulation of Common Stock

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
Total number of shares outstanding:	815,255	40,595	855,850
Total authorized and unissued stock held for stock option plans:	—	—	—
Total number of shares authorized but unissued for conversion of Preferred Stock:	—	—	—
Total number of shares authorized but unissued under N.J.S.A. 17:9A-6.1 or 8.5:	2,281	—	2,281
Total other authorized and unissued stock:	—	—	—
Total number of shares authorized:	817,536	40,595	858,131
Total dollar amount of Common Capital stock outstanding:	$2,714,799.15	$135,181.35	$2,849,980.50
Total dollar amount of Surplus:	$3,794,778.85	$433,148.65	$4,227,927.50

Recapitulation of Preferred Stock

Total number of shares of Preferred stock issued:		N/A		N/A		N/A
Total number of shares of Preferred stock unissued:		___________		___________		___________
Total number of shares of Preferred stock authorized:		___________		___________		___________
Total dollar amount of Preferred Capital stock outstanding:	$	___________	$	___________	$	___________

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK

At a meeting of the stockholders of First Morris Bank held on the 17th day of March, 1994, 27 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the authorized capital stock of the institution be increased from $2,857,576.23 consisting of 858,131 shares of $3.33 par value, to $2,890,876.23 consisting of 868,131 shares of $3.33 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of authorized capital stock of the bank shall be $2,890,876.23, divided into 868,131 shares of par value of $3.33 each. The amount of issued capital stock of the bank shall be $2,849,980.50, divided into 855,850 shares of par value $3.33. Authorized but unissued stock of the bank shall be $40,895.73, divided into 12, 281 shares of par value of $3.33. Authorized but unissued stock may be issued by the Board of Directors under the provisions of the Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolutions were adopted by the holders of more than two-thirds of the capital stock of the institution entitled to vote on the 17th day of March, 1994, pursuant to a resolution passed by the Board of Directors on the 20th day of January, 1994, (certified copy attached) deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 27 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 589,701† shares of capital stock of the institution, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the institution.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding	815,255
Total number of shares of issued capital stock represented at the meeting	589,701
Total number of shares of issued capital stock voted in favor of the resolution and amendment	589,701
Total number of shares of issued capital stock voted against the resolutions and amendment	0

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this institution held on the date mentioned and that

†	Number of shares should agree.

a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the institution.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said institution this 31st day of March, 1994.

/s/ T. Talcott Jr.
President

(SEAL OF INSTITUTION)	/s/ Stirling Tomkins, Jr.
Secretary

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

Subscribed and sworn to before me on this 31st day of March, 1994.

/s/ Michelle K. Weig
(A Notary Public of New Jersey) MICHELLE K. WEIG NOTARY PUBLIC OF NEW JERSEY My Commission Expires December 9, 1997

The capital stock position of the institution as a result of this transaction is as follows:

Recapitulation of Common Stock

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
Total number of shares outstanding:	855,850	—	855,850
Total authorized and unissued stock held for stock option plans:	—	—	—
Total number of shares authorized but unissued for conversion for Preferred Stock:	—	—	—
Total number of shares authorized but unissued under N.J.S.A. 17:9A-6.1 or 8.5:	2,281	10,000	12,281
Total other authorized and unissued stock:	—	—	—
Total number of shares authorized:	858,131	10,000	868,131
Total dollar amount of Common Capital stock outstanding:	$2,849,980.50	—	$2,849,980.50
Total dollar amount of Surplus:	$4,227,927.50	—	$4,227,927.50

Recapitulation of Preferred Stock

Total number of shares of Preferred stock issued:		N/A		N/A		N/A
Total number of shares of Preferred stock unissued:		___________		___________		___________
Total number of shares of Preferred stock authorized:		___________		___________		___________
Total dollar amount of Preferred Capital stock outstanding:	$	___________	$	___________	$	___________

(116)

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 16th day of February, 1995, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 13, 1995;

2.	The amount of the dividend is $768,924, represented by 42,718 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $2,998,798.20, and the amount of surplus of the institution is $4,883,036.80.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 9th day of March, 1995.

/s/ Brian Giovinazzi
Executive Vice President

(SEAL OF INSTITUTION)	/s/ Karen McMillan
Assistant (Secretary)

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 9th day of March, 1995, before me personally appeared Brian Giovinazzi and Karen McMillen, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ John G. Hariton
(A Notary Public of New Jersey) JOHN G. HARITON NOTARY PUBLIC OF NEW JERSEY My Commission Expires September 18, 1997

The capital stock position of the institution as a result of this transaction is as follows:

Recapitulation of Common Stock

	Status Prior to this Amendment		Changes (+) or (-) due to Amendment		Balance after Amendment
Total number of shares outstanding:		857,822		42,718		900,540
Total authorized and unissued stock held for stock option plans:		—		—		—
Total number of shares authorized but unissued for conversion for Preferred Stock:		—		—		—
Total number of shares authorized but unissued under N.J.S.A. 17:9A-6.1 or 8.5:		10,309		—		10,309
Total other authorized and unissued stock:		—		—		—
Total number of shares authorized:		868,131		42,718		910,849
Total dollar amount of Common Capital stock outstanding:		$2,856,547.26		$142,250.94		$2,998,798.20
Total dollar amount of Surplus:		$4,256,363.74		$626,673.06		$4,883,036.80

Recapitulation of Preferred Stock

Total number of shares of Preferred stock issued:		N/A		___________		___________
Total number of shares of Preferred stock unissued:		___________		___________		___________
Total number of shares of Preferred stock authorized:		___________		___________		___________
Total dollar amount of Preferred Capital stock outstanding:	$	___________	$	___________	$	___________

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

At a meeting of the stockholders of First Morris Bank held on the 18th day of March 1999, 20 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, that issued capital stock of the institution may be purchased by the institution as the Board of Directors shall determine under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.

RESOLVED SECOND, that to implement the above resolution, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of authorized capital stock of the institution shall be $3,033,127.17 divided into 910,849 shares of the par value of $3.33 each. The amount of issued capital stock of the institution shall be $3,008,568.42 divided into 903,474 of par value of $3.33. Authorized but unissued capital stock of the institution shall be $24,558.75 divided into 7,375 shares of par value of $3.33. Issued capital stock of the institution may be purchased by the institution as the Board of Directors shall determine under the provision of the Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented. Shares of stock so reacquired by purchase shall be designated as treasury stock, unless resold. Authorized but unissued capital stock and treasury stock may be issued by the Board of Directors under the provisions of The Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

The foregoing resolution was adopted by the holders of more than two-thirds of the capital stock of the institution entitled to vote on the 18th day of March 1999, pursuant to a resolution passed by the Board of Directors on the 17th day of December, 1998, deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 20 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 707,690 shares of capital stock of the institution, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the institution.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

1

Total number of shares of issued capital stock outstanding	903,474
Total number of shares of issued capital stock represented at the meeting	718,738
Total number of shares of issued capital stock voted in favor of the resolution and amendment	707,690
Total number of shares of issued capital stock voted against the resolutions and amendment	11,048

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this institution held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the institution.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, we, Brian Giovinazzi and Georgia Price have hereunto set our hands and seals this 24th day of March, 1999.

/s/ Brian Giovinazzi
Brian Giovinazzi, President & CEO

/s/ Georgia Price
Georgia Price, Vice President

State of New Jersey, County of Morris: ss: Subscribed and sworn to before me on this 24th day of March, 1999.

/s/ Mary Ann Fucito
MARY ANN FUCITO NOTARY PUBLIC OF NEW JERSEY My commission expires March 26, 2001

2

AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

FIRST MORRIS BANK

At a meeting of the stockholders of FIRST MORRIS BANK held on the 18th day of March, 1999, 20 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, that it is deemed advisable that FIRST MORRIS BANK change its name to the FIRST MORRIS BANK AND TRUST and to adopt fiduciary powers,

RESOLVED SECOND, that to provide for the name change, the certificate of incorporation be amended to read as follows:

“FIRST:	The name by which the bank shall be known is the
FIRST MORRIS BANK AND TRUST.”

RESOLVED THIRD, that to incorporate fiduciary powers, the certificate of incorporation be amended to read follows:

“THIRD:	The bank shall have power to transact the business of banking in all its branches and, to that end, shall have and may exercise all those powers authorized to be exercised by banks under the provisions of “the Banking Act of 1948” as presently enacted, and as from time to time amended and all those powers which are presently, or in the future may be authorized by law to be exercised by banks. In particular, but without limitation, the bank shall have the power to exercise any fiduciary power which may by law be exercised only by banks which are qualified to act as fiduciaries.”

The foregoing resolution was adopted by the holders of more than two-thirds of the capital stock of the institution entitled to vote on the 18th day of March, 1999, pursuant to a resolution passed by the Board of Directors on the 17th day of December, 1998, (certified copy attached) deeming it advisable to adopt the amendments set forth in the said resolution and calling a meeting of stockholders thereof by giving 20 days’ written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 717,829 shares of capital stock of the institution, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the institution.

The following is a statement of the vote of the stockholders on the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

1

Total number of shares of issued capital stock outstanding	903,474
Total number of shares of issued capital stock represented at the meeting	718,738
Total number of shares of issued capital stock voted in favor of the resolutions and amendment	717,829
Total number of shares of issued capital stock voted against the resolutions and amendment	909

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this institution held on the date mentioned and that a complete list of the stockholders voting therefor and the number of shares voted by each is on file in the institution.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set their hands and the corporate seal of said institution this 24th day of March, 1999.

/s/ Brian Giovinazzi
Brian Giovinazzi, President & CEO

/s/ Tammy Brown-Hunt
Tammy Brown-Hunt, Assistant Secretary

2

State of New Jersey, County of Morris: ss:

On this 24th day of March, 1999, before me personally appeared Brian Giovinazzi and Tammy Brown-Hunt, who, I am satisfied, are the president and secretary, respectively, of the FIRST MORRIS BANK, the persons who executed the foregoing certificate as such officers of the corporation and I having first made known to Brian Giovinazzi, president and Tammy Brown-Hunt, assistant secretary, the contents thereof, they acknowledged that they signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Mary Ann Fucito
MARY ANN FUCITO NOTARY PUBLIC OF NEW JERSEY My commission expires March 26, 2001

3

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 15th day of February, 2001, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 8, 2001;

2.	The amount of the dividend is $2,168,337.60, represented by 90,114 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $3,308,648.04, and the amount of surplus of the institution is $6,805,842.96.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 2nd day of March, 2001.

/s/ Brian Giovinazzi
President, Brian Giovinazzi
(SEAL OF INSTITUTION)
/s/ Rebecca Dittrich
Assistant Secretary, Rebecca Dittrich

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 2nd day of March, 2001, before me personally appeared Brian Giovinazzi and Rebecca Dittrich, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Denise Burzynski
(A Notary Public of New Jersey) NOTARY PUBLIC OF NEW JERSEY My Commission Expires 11/13/2001

2

FIRST MORRIS BANK AND TRUST

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total Number of Shares Outstanding	903,474	90,114	993,588
(2) Total Authorized and Unissued Stock Held For Stock Option Plans	—	—	—
(3) Total Number of Shares Authorized But Unissued Under NJSA 17:9A-6.1 or 8.5	7,375	—	7,375
(4) Total Other Authorized and Unissued Stock	—	—	—
Total Number of Shares Authorized (1)+(2)+(3)+(4)	910,849	90,114	1,000,963
Total Dollar Amount of Common Capital Stock Outstanding (1) x Par Value ($3.33)	$3,008,568.42	$300,079.62	$3,308,648.04
Total Dollar Amount of Surplus	$4,943,186.58	$1,862,656.38	$6,805,842.96

3

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 21st day of February, 2002, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 14, 2002;

2.	The amount of the dividend is $2,753,604.75, represented by 99,229 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $3,639,080.61, and the amount of surplus of the institution is $9,229,015.14.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 8th day of March, 2002.

/s/ Brian Giovinazzi
President, Brian Giovinazzi
(SEAL OF INSTITUTION)
/s/ Jane A. Kurek
Assistant (Secretary), Jane A. Kurek

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 8th day of March, 2002, before me personally appeared Brian Giovinazzi and Jane A. Kurek, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Peggy E. Howell
(A Notary Public of New Jersey) PEGGY E. HOWELL NOTARY PUBLIC OF NEW JERSEY My Commission Expires August 2, 2004

2

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total Number of Shares Outstanding:	993,588	99,229	1,092,817
(2) Total Authorized and Unissued Stock Held For Stock Option Plans	—	—	—
(3) Total Number of Shares Authorized But Unissued Under NJSA 17:9A-6.1 or 8.5	7,375	—	7,375
(4) Total Other Authorized and Unissued Stock	—	—	—
Total Number of Shares Authorized (1)+(2)+(3)+(4)	1,000,963	99,229	1,100,192
Total Dollar Amount of Common Capital Stock Outstanding (1) x Par Value ($3.33)	$3,308,648.04	$330,432.57	$3,639,080.61
Total Dollar Amount of Surplus	$6,805,842.96	$2,423,172.18	$9,229,015.14

3

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 20th day of February, 2003, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 14, 2003;

2.	The amount of the dividend is $3,274,230.00, represented by 109,141 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $4,002,520.14, and the amount of surplus of the institution is $12,139,805.61.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 7th day of March, 2003.

/s/ Brian Giovinazzi
President, Brian Giovinazzi
(SEAL OF INSTITUTION)
/s/ Jane A. Kurek
Assistant (Secretary), Jane A. Kurek

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 7th day of March, 2003, before me personally appeared Brian Giovinazzi and Jane A. Kurek, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ John Barke
(A Notary Public of New Jersey) JOHN BARKE NOTARY PUBLIC OF NEW JERSEY My Commission Expires October 3, 2003

2

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total Number of Shares Outstanding	$1,092,817.00	109,141	$1,201,958.00
(2) Total Authorized and Unissued Stock Held For Stock Option Plans	—	—	—
(3) Total Number of Shares Authorized But Unissued Under NJSA 17:9A-6.1 or 8.5	7,375	—	7,375
(4) Total Other Authorized and Unissued Stock	—	—	—
Total Number of Shares Authorized (1)+(2)+(3)+(4)	1,100,192	109,141	1,209,333
Total Dollar Amount of Common Stock Outstanding (1) x Par Value	$3,639,080.61	$363,439.53	$4,002,520.14
Total Dollar Amount of Surplus	$9,229,015.14	$2,910,790.47	$12,139,805.61

3

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 19th day of February, 2004, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 12, 2004;

2.	The amount of the dividend is $5,162,924.00, represented by 120,168 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $4,402,346.58, and the amount of surplus of the institution is $16,902,903.17.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 12th day of March, 2004.

President:	/s/ Brian Giovinazzi
Brian Giovinazzi

Assistant Secretary:	/s/ Jane A. Kurek
Jane A. Kurek
(SEAL OF INSTITUTION)

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 12th day of March, 2004, before me personally appeared Brian Giovinazzi and Jane A. Kurek, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Ylka C. Padilla
(A Notary Public of New Jersey) YLKA C. PADILLA NOTARY PUBLIC OF NEW JERSEY My Commission Expires May 24, 2004

2

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total Number of Shares Outstanding	1,201,958	120,068	1,322,026
(2) Total Authorized and Unissued Stock Held For Stock Option Plans	—	—	—
(3) Total Number of Shares Authorized But Unissued Under NJSA 17:9A-6.1 or 8.5	7,375	—	7,375
(4) Total Other Authorized and unissued stock	—	—	—
Total Number of Shares Authorized (1)+(2)+(3)+(4)	1,209,333	120,068	1,329,401
Total Dollar Amount of Common Stock Outstanding (1) x Par Value	$4,002,520.14	$399,826.44	$4,402,346.58
Total Dollar Amount of Surplus	$12,139,805.61	$4,763,097.56	$16,902,903.17

3

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 17th day of February, 2005, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is March 11, 2005;

2.	The amount of the dividend is $7,113,810.95, represented by 130,409 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $4,781,503.71, and the amount of surplus of the institution is $23,497,101.74.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 11th day of March, 2004.

/s/ Brian Giovinazzi
Brian Giovinazzi, President

(SEAL OF INSTITUTION)	/s/ Jane A. Kurek
Jane A. Kurek, Assistant (Secretary)

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 11th day of March, 2005, before me personally appeared Brian Giovinazzi and Jane A. Kurek, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Dana T. Schneider
(A Notary Public of New Jersey) DANA T. SCHNEIDER NOTARY PUBLIC OF NEW JERSEY My Commission Expires December 14, 2009

2

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total number of shares outstanding:	1,305,478	130,409	1,435,887
(2) Total authorized and unissued stock held for stock option plans: Total from Section (B)	0	0	0
(3) Total number of shares authorized but unissued under NJSA 17:9A-6.1 or 8.5	11,489	0	11,489
(4) Total other authorized and unissued stock	0	0	0
(5) Total number of shares designated as treasury stock	12,434		12,434
Total number of shares authorized (1)+(2)+(3)+(4)+(5)	1,329,401	130,409	1,459,810
Total dollar amount of common stock outstanding (1) x par value	$4,347,242	$434,262	$4,781,504
Total dollar amount of Surplus:	$16,817,553	$6,679,549	$23,497,102

Recapitulation of Stock Option Plans

Name of Plan Section (B) and Additional Pages if Necessary	Total Authorized and Unissued Stock Held Stock Option Plan (1)	Number of Shares Being Issued with This Amendment (2)	Number of Shares Remaining After This Amendment (1) Minus (2)
	___________	___________	___________
	___________	___________	___________
	___________	___________	___________
	___________	___________	___________
Total should be the same as Section (A) Line (2)	0	0	0

3

(117)

AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

FIRST MORRIS BANK AND TRUST

At a meeting of the stockholders of First Morris Bank and Trust held on the 17th day of March, 2005, 30 days’ written notice of the proposed business having been given by mail, pursuant to resolution of the Board of Directors, it was

RESOLVED FIRST, That it is deemed advisable that the authorized capital stock of the institution be increased from $4,861,168 consisting of 1,459,810 shares of $3.33 par value, to $6,526,167 consisting of 1,959,810 shares of $3.33 par value.

RESOLVED SECOND, That to provide for the above increase in capital stock, the Certificate of Incorporation be amended to read as follows:

“FOURTH: The amount of authorized capital stock of the (bank/capital stock savings bank) shall be $6,526,167, divided into 1,959,810 shares of the par value of $3.33. The amount of issued capital stock of the (bank/capital stock savings bank) shall be $4,781,504, divided into 1,435,887 shares of the par value of $3.33. Authorized but unissued stock of the (bank/capital stock savings bank) shall be $1,703,258, divided into 511,489 shares of the par value of $3.33. Authorized but unissued stock may be issued by the board of Directors under the provisions of the Banking Act of 1948, as presently enacted, and as from time to time amended and supplemented.”

1

The foregoing resolution was adopted by the holders of more than two-thirds of the capital stock institution entitled to vote on the 17th day of March, 2005, pursuant to a resolution passed by the Board of Directors on the 17th day of February, 2005 (certified copy attached) deeming it advisable to adopt the amendment set forth in the said resolution and calling a meeting of stockholders thereof by giving 30 days written notice of the same by mail in pursuance of the laws of the State of New Jersey in such case made and provided. At said meeting, the holders of 970,065* shares of capital stock of the institution, all being entitled to vote, voted in favor of the foregoing proposed amendment to the certificate of incorporation of the institution.

The following is a state of the vote of the stockholders of the foregoing resolutions and also a summary of the total number of shares voted in favor thereof and the total number of shares voted against the same, with a statement of the total number of shares represented at the meeting and the total number of shares issued and outstanding:

Total number of shares of issued capital stock outstanding (#1)	1,305,478
Total number of shares of issued capital stock represented at the meeting	985,690
Total number of shares of issued capital stock voted in favor of the resolution and amendment	970,065	*
Total number of shares of issued capital stock voted in against the resolution and amendment	15,625

*	Number of shares should agree

(#1): Represents shares outstanding prior to 10% stock dividend paid on March 11, 2005.

2

It is hereby certified that this is a true and correct report of the vote and of the resolutions adopted at the meeting of the stockholders of this institution held on the date mentioned and that a complete list of the stockholders voting thereof and the number of shares voted by each is on file in the institution.

We further certify that the said amendment to the certificate of incorporation was made in the manner required by Article 19 of Chapter 67, Laws of 1948, as amended.

IN WITNESS WHEREOF, the president and secretary have hereunto set our hands and the corporate seal of said institution this 28th day of April, 2005.

/s/ Brian Giovinazzi
President, Brian Giovinazzi

/s/ Sidney Schlosser
(SEAL OF INSTITUTION)	Secretary, Sidney Schlosser

Subscribed and sworn to before me on this 28th day of April, 2005.

/s/ Dana T. Schneider
(A Notary Public of New Jersey) DANA T. SCHNEIDER NOTARY PUBLIC OF NEW JERSEY My Commission Expires December 14, 2009

3

The capital stock position of the institution as a result of this transaction is as follows:

RECAPITULATION OF CAPITAL STOCK SCHEDULE

Recapitulation of Common Stock

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment		Balance after Amendment
(1) Total number of shares outstanding	1,435,887			1,435,887
(2) Total authorized and unissued stock held for stock option plans	Plan A Plan B Plan C			Plan A Plan B Plan C
(3) Total number of shares authorized but unissued under NJSA 17:9A-6.1 or 8.5	11,489		500,000	511,489
(4) Total other authorized and unissued stock	12,434			12,434
Total number of shares authorized (1)+(2)+(3)+(4)	1,459,810		500,000	1,959,810
Total dollar amount of common stock outstanding (1) x par value	$4,781,504	$	___________	$4,781,504
Total dollar amount of Surplus	$23,497,102	$	___________	$23,497,102

RECAPITULATION OF PREFERRED STOCK

(5) Total amount of shares of preferred stock issued		___________		___________		___________
(6) Total Number of Shares of Preferred Stock Unissued		___________		___________		___________
Total Number of Shares of Preferred Stock Authorized (5)+(6)		___________		___________		___________
Total Dollar Amount of Preferred Stock Outstanding	$	___________	$	___________	$	___________

4

CERTIFICATE

OF

STOCK DIVIDEND UNDER SECTION 52

FIRST MORRIS BANK

(Name of Bank)

THIS IS TO CERTIFY that, pursuant to resolution of the Board of Directors adopted at a meeting held on the 18th day of August, 2005, (certified copy attached) a stock dividend has been declared:

1.	The date upon which the dividend declared is to be paid is October 17, 2005;

2.	The amount of the dividend is $4,781,504, represented by 1,435,887 shares of $3.33 par value per share;

3.	After giving effect to payment of such dividend, the amount of common stock of the institution is $9,563,008, and the amount of surplus of the institution is $18,715,598.

IN WITNESS WHEREOF, the bank has caused this certificate to be executed by two officers of the institution pursuant to section 52 of The Banking Act of 1948, as amended, this 18th day of August, 2005.

/s/ Brian Giovinazzi
Brian Giovinazzi, President

(SEAL OF INSTITUTION)	/s/ Jane A. Kurek
Jane A. Kurek, Assistant (Secretary)

1

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF MORRIS	)

On this 18th day of August, 2005, before me personally appeared Brian Giovinazzi and Jane A. Kurek, and they acknowledged that they signed, sealed and delivered the forgoing instrument as the free and voluntary act and deed of said corporation, made by virtue of authority of its board of directors.

/s/ Sarina C. Buono
(A Notary Public of New Jersey) SARINA C. BUONO NOTARY PUBLIC OF NEW JERSEY My Commission Expires May 17, 2007

2

The capital stock position of the institution as a result of this transaction is as follows:

	Status Prior to this Amendment	Changes (+) or (-) due to Amendment	Balance after Amendment
(1) Total Number of Shares Outstanding	1,435,887	1,435,887	2,871,774
(2) Total Authorized and Unissued Stock Held For Stock Option Plans	—	—	—
(3) Total Number of Shares Authorized But Unissued Under NJSA 17:9A-6.1 or 8.5	511,489	511,489	1,022,978
(4) Total Other Authorized and Unissued Stock	—	—	—
(5) Total Number of Shares Designated as Treasury Stock	12,434	12,434	24,868
Total Number of Shares Authorized (1)+(2)+(3)+(4)	1,959,810	1,959,810	3,919,620
Total Dollar Amount of Common Stock Outstanding (1) x Par Value	$4,781,504	$4,781,504	$9,563,008
Total Dollar Amount of Surplus	$23,497,102	$(4,781,504)	$18,715,598

3